FINANCIAL INCOME (EXPENSE), NET	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
FINANCIAL INCOME (EXPENSE), NET

NOTE 14:-FINANCIAL INCOME (EXPENSE), NET

	Year ended December 31,
	2018	2019	2020

Bank charges	$(177)	$(274)	$(275)
Exchange rate income (loss), net	(1,050)	(803)	683
Interest income	5,778	10,843	10,380
Amortization of debt discount and issuance costs	—	(1,966)	(17,183)

Financial income (expense), net	$4,551	$7,800	$(6,395)